================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: January 30, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                   74-1611874
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

     15835 Park Ten Place Drive                          77084
         Houston, Texas                               (Zip Code)
 (Address of principal executive offices)

               Registrant's       telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 7. EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED JANUARY 30, 2003

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2002 AND 2001

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER ENDED DECEMBER 31, 2002

EXHIBIT 99.4 CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2002 AND SEPTEMBER 30, 2002

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT JANUARY 30, 2003



ITEM 9.    REGULATION FD DISCLOSURE


     On January 30, 2003, the Company announced its earnings for the Fiscal Year 2003 First Quarter ended December 31, 2002. A copy of the press release summarizing these earnings is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

     The RICHMOND has been awarded a contract by Ocean Energy, Inc. to drill three firm wells plus options for four additional wells. This drilling program will start immediately following completion of the rig's current contract (estimated mid-February 2003) and provides for a dayrate of $24,000. The three firm wells have an estimated duration of 90 to 120 days

     The ATWOOD EAGLE continues on its tow to Angola, with its arrival expected around February 18, 2003. The drilling contract with ESSO Exploration Angola is now being formalized and should provide for a dayrate of around $85,000 and include a $2.7 million mobilization payment. The drilling program which includes three firm wells, plus options for four additional wells, could extend approximately one year if all wells are drilled. Due to some limited final upgrade commissioning work that has to be done to the rig upon arrival in Angola, commencement of dayrate revenue may not occur until early to mid-March 2003.

     The ATWOOD FALCON continues on its commitment with Woodside Energy Ltd. in Australia. The rig incurred six days of downtime in January between wells for planned maintenance. The rig has one more well to drill, with options for two additional wells, which if drilled could extend the rig's work in Australia into April 2003.

     The ATWOOD HUNTER'S current drilling program in Egypt is expected to be completed in early to mid-February 2003. Contract opportunities for ongoing work are being pursued in the Mediterranean area; however, it is possible that the rig could be idle for the balance of the fiscal 2003 second quarter.

     In the event that the ATWOOD EAGLE does not start drilling operations in Angola until mid-March 2003 and the ATWOOD HUNTER incurs some idle time in the fiscal 2003 second quarter, the Company could incur a loss for the quarter ending March 31, 2003, but still be profitable for the year.

     Additional information with respect to the Company's Consolidated Statements of Operations for the three months ended December 31, 2002 and 2001, an analysis of Contract Revenues and Drilling Costs for the quarter ended December 31, 2002, Consolidated Balance Sheets at December 31, 2002 and September 30, 2002 and Contract Status Summary at January 30, 2003 are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, which are being furnished in accordance with rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.



     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ATWOOD OCEANICS, INC.
                                                      (Registrant)



                                                      /s/ James M. Holland
                                                      James M. Holland
                                                      Senior Vice President

                                                      DATE:    January 30, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION

99.1           Press Release dated January 30, 2003

99.2 Consolidated Statements of Operations for the Three Months ended December 31, 2002 and 2001

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter ended December 31, 2002

99.4           Consolidated Balance Sheets at December 31, 2002 and
               September 30, 2002

99.5           Contract Status Summary at January 30, 2003

                                                            EXHIBIT 99.1
Houston, Texas
30 January 2003

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based International Drilling Contractor, announced today it earned net income of $950,000 or $.07 per diluted share, on contract revenues of $29,841,000 for the quarter ended December 31, 2002, compared to net income of $8,158,000 or $.59 per diluted share on contract revenues of $37,234,000 for the quarter ended December 31, 2001.


                                              FOR THE THREE MONTHS
                                              ENDED DECEMBER 31,
                                         2002                    2001
                                         ----                    ----
Contract Revenues                    $29,841,000            $37,234,000
                                     ===========            ===========
Income before Income Taxes             2,374,000             12,387,000
Provision for Income Taxes            (1,424,000)            (4,229,000)
                                     -----------            -----------
Net Income                               950,000              8,158,000
                                     ===========            ===========
Earnings per Common Share -
      Basic                                  .07                    .59
      Diluted                                .07                    .59
Weighted Average Shares
   Outstanding -
      Basic                           13,845,000             13,832,000
      Diluted                         13,912,000             13,912,000


                                                          Contact:  Jim Holland
                                                                 (281) 749-7804

                                  EXHIBIT 99.2


                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                   Three Months Ended
                                                        December 31,
                                           ---------------------------------
                                               2002                 2001
                                               ----                 ----
                                                     (Unaudited)
REVENUES:
         Contract drilling                   $29,841             $37,234

COSTS AND EXPENSES:
         Contract drilling                    19,345              16,214
         Depreciation                          5,392               5,823
         General and administrative            2,680               2,670
                                             -------             -------
                                              27,417              24,707
                                             -------             -------
OPERATING INCOME                               2,424              12,527
                                             -------             -------

OTHER INCOME (EXPENSE)
         Interest expense                       (113)               (203)
         Interest income                          63                  63
                                             -------             -------
                                                ( 50)               (140)
                                             -------             -------
INCOME BEFORE INCOME TAXES                     2,374              12,387
PROVISION FOR INCOME TAXES                     1,424               4,229
                                             -------             -------
NET INCOME                                   $   950             $ 8,158
                                             =======             =======

EARNINGS PER COMMON SHARE:
              Basic                            $ .07               $ .59
              Diluted                            .07                 .59
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                             13,845              13,832
            Diluted                           13,912              13,912

                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                     FOR THE QUARTER ENDED DECEMBER 31, 2002
                                   (Unaudited)



                              CONTRACT         CONTRACT
                              DRILLING         DRILLING
                              REVENUES           COSTS
                             ---------         ---------
                                      (In Millions)
ATWOOD FALCON                  $ 6.9             $ 4.1
VICKSBURG                        6.4               2.5
ATWOOD HUNTER                    6.4               3.5
SEAHAWK                          5.3               2.4
ATWOOD SOUTHERN CROSS            2.3               3.8
RICHMOND                         2.0               2.0
ATWOOD EAGLE                     0.0               0.0
OTHER                            0.5               1.0
                               -----             -----
                               $29.8             $19.3
                               =====             =====



                                             EXHIBIT 99.4
                                 ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                     CONSOLIDATED BALANCE SHEETS
                                              (In Thousands)

                                                                      DEC. 31,2002        SEP. 30, 2002
                                                                       (Unaudited)
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                                       $ 15,631           $ 27,055
       Accounts receivable                                                27,262             28,776
        Inventories of materials and supplies
          at lower of average cost or market                               8,982              9,134
        Deferred tax assets                                                  223                223
        Prepaid expenses                                                   4,809              6,625
                                                                        --------           --------
           Total Current Assets                                           56,907             71,813
                                                                        --------           --------

PROPERTY AND EQUIPMENT:
        Drilling vessels, equipment and drill pipe                       617,929            583,241
        Other                                                              9,173              9,156
                                                                        --------           --------
                                                                         627,102            592,397

        Less-accumulated depreciation                                    229,362            224,000
                                                                        --------           --------

        Net Property and Equipment                                       397,740            368,397
                                                                        --------           --------
DEFERRED COSTS AND OTHER ASSETS                                            8,109              4,320
                                                                        --------           --------
                                                                        $462,756           $444,530
                                                                        ========           ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Current maturities of notes payable                              $ 3,212            $ 5,023
        Accounts payable                                                   5,426              5,584
        Accrued liabilities                                               12,971             13,809
                                                                        --------           --------
            Total Current Liabilities                                     21,609             24,416
                                                                        --------           --------
LONG-TERM NOTES PAYABLE,
        net of  current maturities:                                      135,000            115,000
                                                                        --------           --------
                                                                         135,000            115,000
                                                                        --------           --------
DEFERRED CREDITS:
        Income taxes                                                      15,995             15,545
        Other                                                             13,069             13,436
                                                                        --------           --------
                                                                          29,064             28,981
                                                                        --------           --------
SHAREHOLDER'S EQUITY
        Preferred stock no par value;
           1,000,000 shares authorized, none outstanding                     ---                ---
        Common stock, $1 par value, 20,000,000 shares
           authorized with 13,845,000 issued
           and outstanding at Dec. 31, 2002 and Sep. 30, 2002,
           respectively                                                   13,845             13,845
        Paid-in capital                                                   57,274             57,274
        Retained earnings                                                205,964            205,014
                                                                        --------           --------
           Total Shareholders' Equity                                    277,083            276,133
                                                                        --------           --------
                                                                        $462,756           $444,530

                                                                        ========           ========



                                                            EXHIBIT 99.5
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                        AT JANUARY 30, 2003





NAME OF RIG                  LOCATION         CUSTOMER                  CONTRACT STATUS
-----------                  --------         --------                  ----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON                AUSTRALIA        WOODSIDE ENERGY LTD.      The rig is drilling its third well for
                                              ("WOODSIDE")              Woodside.  Two additional option wells remain
                                                                        on the  contract, which, if exercised, could
                                                                        extend the rig's work in Australia into April 2003.

ATWOOD HUNTER                EGYPT            GERMAN OIL & GAS EQYPT    The rig is currently drilling one well for
                                              ("GERMAN OIL")            German Oil expected to be completed in early
                                                                        to mid-February 2003.  Contract opportunities
                                                                        for additional work are being pursued in the
                                                                        Mediterranean Area.

ATWOOD EAGLE                 IN TOW TO        ESSO EXPLORATION ANGOLA   The Company has a commitment from ESSO to
                             ANGOLA           (BLOCK 15) LIMITED        enter into a contract for the use of the rig
                                              ("ESSO")                  to drill three firm wells, plus options for
                                                                        four additional wells, off the coast of
                                                                        Angola.  The rig is expected to arrive Angola
                                                                        around February 18, 2003; however, it may not
                                                                        commence dayrate revenue until early to
                                                                        mid- March 2003.  If all seven wells are
                                                                        drilled, it could take approximately one year
                                                                        to complete the drilling program.

SEAHAWK                      MALAYSIA         EXXONMOBIL EXPLORATION &  The rig's current contract terminates in
                                              PRODUCTION MALAYSIA INC.  December 2003, with an option for the
                                                                        Operator to extend.



ATWOOD SOUTHERN CROSS        MEDITERRANEAN    ENI S.P.A. - AGIP         The rig commenced the AGIP contract in early
                                 SEA          DIVISION ("AGIP")         December 2002, with the work expected to take
                                                                        three to five months to complete.

SEASCOUT                     UNITED STATES                              The SEASCOUT was purchased in December 2000
                             GULF OF MEXICO                             for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                    MALAYSIA         EXXONMOBIL EXPLORATION    In early October 2002, the rig commenced a
                                              AND PRODUCTION MALAYSIA   two-year drilling program (with an option by
                                              INC. ("EMEPMI")           EMEPMI for one additional year), with EMEPMI
                                                                        having the right to terminate the drilling
                                                                        program after one year at any time with a
                                                                        120 days notice period.

ATWOOD BEACON                UNDER                                      The Company expects the construction of this
                             CONSTRUCTION                               ultra-premium jack-up drilling unit to be
                                                                        completed around June 2003.
SUBMERSIBLE -
--------------
RICHMOND                     UNITED STATES    BURLINGTON RESOURCES OIL  The rig is currently drilling one well for
                             GULF OF MEXICO   & GAS COMPANY             Burlington.  Immediately upon completion of
                                              ("BURLINGTON")            its current contract, the rig will commence
                                                                        a three-firm wells, plus four-option wells
                                                                        contract for Ocean Energy, Inc. The three
                                                                        firm wells have an estimated duration of 90 to 120 days.
MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH           AUSTRALIA        WOODSIDE ENERGY LTD.      There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.
